EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of FNCB Bancorp, Inc. (“FNCB”) for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gerard A. Champi, President and Chief Executive Officer, and James M. Bone, Jr., Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FNCB.

Date: May 5, 2017	By:	/s/ Gerard A. Champi
Gerard A. Champi,
President and Chief Executive Officer

Date: May 5, 2017	By:	/s/ James M. Bone, Jr.
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer